Exhibit 99.47
                                 -------------

[LOGO OMITTED]  COUNTRYWIDE(R)                      Computational Materials For
------------------------------
SECURITIES CORPORATION                                    CWABS 2005-12 Group 1
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                               Fixed       $7,922,673

                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                     Range
(As of Calculation Date)                                             -----


Total Number of Loans                                    50
Total Outstanding Balance                        $7,922,673
Average Loan Balance                               $158,453          $55,356 to $460,000
WA Mortgage Rate                                     6.618%           5.500% to 8.125%
Net WAC                                              6.109%           4.991% to 7.616%
WA Original Term (months)                               358              180 to 360
WA Remaining Term (months)                              357              179 to 360
WA LTV                                               79.08%           65.09% to 83.53%
   Percentage of Pool with CLTV > 100%                0.00%
   WA Effective LTV (Post MI)                        79.08%
   Second Liens w/100% CLTV                           0.00%
WA FICO                                                 641
WA DTI%                                              39.89%
Secured by (% of pool) 1st Liens                    100.00%
                       2nd Liens                      0.00%
Prepayment Penalty at Loan Orig (% of all loans)     87.37%
Prepay Moves Exempted  Soft                           0.00%
                       Hard                          87.37%
                       No Prepay                     12.63%
                       Unknown                       -0.00%




---------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:       Doc Types:       Purpose Codes      Occ Codes         Grades           Orig PP Term
-------------     -----------       ----------       -------------      ---------         ------           -------------
TX    19.82%   SFR     76.12%     FULL     86.38%    RCO     43.10%   00     100.00     A     96.67%     0          12.63%
CA    17.33%   PUD     23.88%     STATED   13.62%    PUR     41.97%                     A-     1.76%     12          6.05%
IL     9.22%                                         RNC     14.94%                     B      1.56%     24          8.05%
NY     6.05%                                                                                             36         22.62%
CO     4.75%                                                                                             60         50.65%

--------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                               Page 1 of 5                 9/21/2005 6:42:00 PM

[LOGO OMITTED]  COUNTRYWIDE(R)                      Computational Materials For
------------------------------
SECURITIES CORPORATION                                    CWABS 2005-12 Group 1
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                              Fixed        $7,922,673

                                Detailed Report

--------------------------------------------------------------------------------------------------
                                    Program
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
15Yr Fixed                    $93,282      1     1.18      $93,282    6.150   179.00  714   80.0
30Yr Fixed                 $5,545,357     39    69.99     $142,189    6.582   358.76  640   79.6
30Yr Fixed - CC              $529,437      3     6.68     $176,479    7.750   359.79  601   80.0
30Yr Fixed - IO - 60       $1,754,597      7    22.15     $250,657    6.412   359.23  650   77.0
--------------------------------------------------------------------------------------------------
                           $7,922,673     50   100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                 Original Term
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
Fixed 180                     $93,282      1     1.18      $93,282    6.150   179.00  714   80.0
Fixed 360                  $7,829,391     49    98.82     $159,783    6.623   358.93  640   79.1
--------------------------------------------------------------------------------------------------
                           $7,922,673     50   100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                            Range of Current Balance
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00      $187,159      3     2.36      $62,386    6.711   358.62  632   78.8
$75,000.01 - $100,000.00     $633,780      7     8.00      $90,540    6.918   332.08  668   79.6
$100,000.01 -$150,000.00   $2,810,647     23    35.48     $122,202    6.711   358.86  634   79.7
$150,000.01 -$200,000.00   $1,060,467      6    13.39     $176,744    7.003   358.67  608   80.0
$200,000.01 -$250,000.00     $668,292      3     8.44     $222,764    6.705   359.34  624   81.1
$250,000.01 -$300,000.00   $1,109,915      4    14.01     $277,479    6.323   359.28  675   80.0
$300,000.01 -$350,000.00     $992,412      3    12.53     $330,804    6.358   359.00  650   73.1
$450,000.01 -$500,000.00     $460,000      1     5.81     $460,000    5.850   359.00  643   80.0
--------------------------------------------------------------------------------------------------
                           $7,922,673     50   100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                     State
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
Alabama                      $141,324      1     1.78     $141,324    6.125   358.00  603   80.0
Arizona                      $207,825      1     2.62     $207,825    6.875   359.00  609   83.5
California                 $1,372,608      4    17.33     $343,152    5.885   359.20  667   76.3
Colorado                     $376,312      2     4.75     $188,156    6.628   358.00  618   80.0
Connecticut                  $139,764      1     1.76     $139,764    6.875   358.00  631   80.0
Florida                       $71,848      1     0.91      $71,848    5.750   358.00  649   80.0
Georgia                       $59,955      1     0.76      $59,955    7.480   359.00  624   80.0
Idaho                        $123,806      1     1.56     $123,806    7.250   358.00  648   80.0
Illinois                     $730,493      4     9.22     $182,623    6.820   358.86  667   80.0
--------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                        Page 2 of 5                       9/21/2005 6:42:00 PM

[LOGO OMITTED]  COUNTRYWIDE(R)                      Computational Materials For
------------------------------
SECURITIES CORPORATION                                    CWABS 2005-12 Group 1
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                          Fixed            $7,922,673

                                Detailed Report

--------------------------------------------------------------------------------------------------
                                     State
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
Kentucky                      $55,356     1      0.70      $55,356    7.125   359.00  618   75.9
Massachusetts                $258,308     1      3.26     $258,308    6.250   358.00  675   80.0
Michigan                     $231,667     1      2.92     $231,667    5.520   359.00  671   80.0
Missouri                     $112,687     1      1.42     $112,687    5.950   359.00  620   80.0
Nebraska                     $198,175     2      2.50      $99,087    7.358   358.56  717   79.4
Nevada                       $159,855     1      2.02     $159,855    6.470   359.00  618   80.0
New Hampshire                $166,101     1      2.10     $166,101    6.625   358.00  625   80.0
New York                     $479,563     2      6.05     $239,782    6.470   359.00  605   75.0
North Carolina               $228,800     1      2.89     $228,800    7.750   360.00  591   80.0
North Dakota                 $112,321     1      1.42     $112,321    7.750   359.00  588   80.0
Ohio                         $204,364     2      2.58     $102,182    5.878   276.84  663   80.0
Oregon                       $125,489     1      1.58     $125,489    6.625   359.00  610   80.0
Pennsylvania                  $91,120     1      1.15      $91,120    6.625   359.00  627   80.0
Rhode Island                 $284,000     1      3.58     $284,000    7.500   360.00  654   80.0
Tennessee                     $83,787     1      1.06      $83,787    7.200   358.00  622   80.0
Texas                      $1,570,257    13     19.82     $120,789    6.900   359.26  620   80.0
Washington                   $247,289     2      3.12     $123,644    6.599   358.60  677   80.0
Wisconsin                     $89,600     1      1.13      $89,600    8.125   358.00  663   78.6
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                              Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
65.01 - 70.00                $345,000     1      4.35     $345,000    6.125   359.00  669   65.1
70.01 - 75.00                $479,563     2      6.05     $239,782    6.470   359.00  605   75.0
75.01 - 80.00              $6,890,285    46     86.97     $149,789    6.645   356.48  643   79.9
80.01 - 85.00                $207,825     1      2.62     $207,825    6.875   359.00  609   83.5
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
5.001 - 5.500                $143,842     1      1.82     $143,842    5.500   359.00  706   80.0
5.501 - 6.000              $1,768,388     9     22.32     $196,488    5.788   359.05  657   80.0
6.001 - 6.500              $1,870,078    10     23.60     $187,008    6.300   349.79  636   76.4
6.501 - 7.000              $2,095,613    14     26.45     $149,687    6.770   358.77  639   79.9
7.001 - 7.500              $1,143,910    10     14.44     $114,391    7.342   358.95  642   79.8
7.501 - 8.000                $811,241     5     10.24     $162,248    7.776   359.51  603   80.0
8.001 - 8.500                 $89,600     1      1.13      $89,600    8.125   358.00  663   78.6




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                            Page 3 of 5                   9/21/2005 6:42:00 PM

[LOGO OMITTED]  COUNTRYWIDE(R)                      Computational Materials For
------------------------------
SECURITIES CORPORATION                                    CWABS 2005-12 Group 1
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




                        Fixed           $7,922,673

                                Detailed Report

--------------------------------------------------------------------------------------------------
                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                 Property Type
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
SFR                        $6,030,900    38     76.12     $158,708    6.656   356.15  647   78.8
PUD                        $1,891,774    12     23.88     $157,648    6.497   358.93  620   80.0
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    Purpose
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
RCO                        $3,414,622    18     43.10     $189,701    6.463   353.92  647   77.9
PUR                        $3,324,752    23     41.97     $144,554    6.652   359.16  636   79.8
RNC                        $1,183,299     9     14.94     $131,478    6.966   358.55  635   80.5
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                   Occupancy
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
00                         $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                 Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
121 - 180                     $93,282     1     1.18       $93,282   6.150    179.00  714   80.0
301 - 360                  $7,829,391    49    98.82      $159,783   6.623    358.93  640   79.1
--------------------------------------------------------------------------------------------------
                           $7,922,673    50   100.00      $158,453   6.618    356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                       Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
Full                       $6,843,486    43    86.38      $159,151   6.592    356.44  633   79.0
--------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 4 of 5               9/21/2005 6:42:00 PM

[LOGO OMITTED]  COUNTRYWIDE(R)                      Computational Materials For
------------------------------
SECURITIES CORPORATION                                    CWABS 2005-12 Group 1
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                             Fixed           $7,922,673

                                Detailed Report

--------------------------------------------------------------------------------------------------
                       Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
STATED INCOME              $1,079,188     7     13.62     $154,170    6.783   359.16  688   79.9
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                       Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
741 - 760                     $86,254     1      1.09      $86,254    6.850   358.00  745   78.5
701 - 720                    $672,604     4      8.49     $168,151    5.875   334.04  712   80.0
681 - 700                    $632,109     4      7.98     $158,027    7.060   358.96  686   80.0
661 - 680                  $1,033,375     5     13.04     $206,675    6.285   358.77  670   74.9
641 - 660                  $1,537,235     8     19.40     $192,154    6.456   359.24  649   80.0
621 - 640                    $890,973     8     11.25     $111,372    6.697   358.32  628   80.0
601 - 620                  $2,054,879    13     25.94     $158,068    6.611   358.75  613   79.1
581 - 600                    $705,428     5      8.90     $141,086    7.292   359.52  594   80.0
541 - 560                    $309,817     2      3.91     $154,908    7.457   359.61  558   80.0
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     Grade
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
A                          $7,659,103    48     96.67     $159,565    6.603   356.77  641   79.0
A-                           $139,764     1      1.76     $139,764    6.875   358.00  631   80.0
B                            $123,806     1      1.56     $123,806    7.250   358.00  648   80.0
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                Collatral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF       AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS   TOTAL      BALANCE     WAC     TERM  FICO   LTV
--------------------------------------------------------------------------------------------------
0                          $1,000,546     5     12.63     $200,109    7.297   359.25  637   80.0
12                           $479,563     2      6.05     $239,782    6.470   359.00  605   75.0
24                           $637,686     4      8.05     $159,421    6.847   358.49  664   79.8
36                         $1,791,768    13     22.62     $137,828    6.800   359.10  652   79.9
60                         $4,013,110    26     50.65     $154,350    6.348   354.65  637   78.8
--------------------------------------------------------------------------------------------------
                           $7,922,673    50    100.00     $158,453    6.618   356.81  641   79.1
--------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 5 of 5                  9/21/2005 6:42:01 PM